
MOVING WATER. MOVING ENERGY.
MOVING FORWARD.

Investor Presentation

Franklin Electric

May 2025



Safe Harbor Statement

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company's accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2024, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

Our Strategic Focus

At Franklin Electric, we protect the world's most critical resources. Using responsible innovation and sustainable manufacturing, we serve as an indispensable partner to our customers who work alongside us to keep Moving Life Forward™.

Gold Cigna Healthy Workforce Designation™ '24

Named Best Places to Work in Indiana 2024

America's Most Responsible Companies 2024 Newsweek statista

Most Trustworthy Companies in America 2024 Newsweek statista

USA TODAY America's Climate Leaders 2024 In cooperation with statista

America's Greenest Companies 2025 Newsweek Plant-A Insights Group

Franklin Electric



Investment Highlights[1]

Leading market position in groundwater pumping systems

Track record of **consistent organic growth** across segments

Advantageous **global footprint** to extend leadership and capture revenue in developing markets

Strong balance sheet in **a net debt-to-EBITDA ~0.3x**[1] with opportunity for investment [2]

History of returning capital to shareholders; **Dividends paid CAGR of 12%** since 1993

Corporate **strategy aligned with ESG principles;** focus on increasing transparency

[1] At 3/31/25 [2] Non-GAAP financial metrics referenced in this slide include net debt to EBITDA. A reconciliation to comparable U.S. GAAP measures can be found herein.

Franklin Electric

At Franklin (NASDAQ: FELE), we protect the world's most critical resources. Using responsible innovation and sustainable manufacturing, we serve as an indispensable partner to our customers who work alongside us to keep Moving Life Forward™.

OUR VALUE CREATION FRAMEWORK

GROWTH ACCELERATION

- Serve global water needs where most critical.
- Use our leading channel and customer partnerships to drive share and growth.
- Focus on faster-growing commercial, industrial, and energy verticals with new solutions.
- Be the easiest to do business with via digital customer innovations.

RESILIENT MARGINS

- Expand Franklin Operating System (FOS) and our productivity and efficiency.
- Use data-driven solutions to deliver leading products pricing, and supply chain – end-to-end.
- Optimize our product development and portfolio.

INVESTMENTS & CAPITAL

- Strategic M&A driven by secular trends.
- Capital deployments to deliver productivity, automation, capacity, and optimal footprint.
- Share repurchase and dividend commitment.

TALENT CENTRIC

- Build on our "Great Places to Work" recognition by focusing on collaboration, service, innovation, and respect.
- Live Safety as a bedrock.
- Leading attractor and developer of talent.

OUR BUSINESS SEGMENTS



13%
32%
55%
$2.021B REVENUE
29%
8%
63%
$243.6M OPERATING INCOME
2024
Water Systems
Distribution
Energy Systems

Franklin Electric



Capital Allocation Performance & Priorities[1]

EXECUTE M&A

- Acquisitions remain a top priority
- Accretive to EPS in less than 2 years
- Achieve Target ROIC < 3 years
- Inbound activity increased in 2H 2024


ROIC
16%
17%
16%
2022
2023
2024

REINVEST IN BUSINESS

- Target Organic CAGR above market
- Investments in capacity, new products and digital capabilities
- Launched 21 new Water Products and 6 new Energy Products in 2024


Capital Expenditures
42
41
42
2022
2023
2024

MANAGE LEVERAGE

- Target net debt of less than 2.5-3.0X EBITDA
- Maintain strong liquidity position
- Over $0.7B of available liquidity in existing credit facilities


Net Leverage
0.6
0.1
(0.3)
2022
2023
2024

RETURN TO SHAREHOLDERS

- 33 years of increasing dividends
- Dividends paid at 12% CAGR since 1993
- Min. share repurchase to offset mgmt. comp.
- Opportunistic share repurchases; accretive value and utilizing excess cash


Dividends & Share Repurchases
41
37
43
42
61
47
2022
2023
2024

[1] Non-GAAP financial metrics referenced in this slide include ROIC and net leverage. A reconciliation to comparable U.S. GAAP measures can be found herein.

Deploying Capital to Drive Growth and Deliver Attractive Returns

Franklin Electric



Growth in Dewatering is Strong

Macro Tailwinds



Sustainability & Electrification
6x Critical Minerals

Urbanization & Aging Infrastructure
Construction & Sewer Bypass

Strong Growth End Markets: ≥4%
OpEx Mining, Municipal, Commercial & Industrial

Demonstrated Success



Minetuff® Series Pumps +86%
+50% Backlog YoY; 16% New Cust. Sales

ElectricPAK™ +88%
Innovative Modular CTO; 2-4 Week Quick Ship

Mining +5%
Strong Sales; Double Digit Growth in EMEA

Aftermarket +9%
Service/Availability → Triage, Shape Orders w/ 24-Hour Inventory

We Want More



Exposure to OpEx Mining
Underground Expertise; Outgrowing Open-Pit

Aftermarket Recurring Revenue
Differentiated Service Sticky w/ Customers

New Channel to Market
Direct Sales, Service, & Rental; Serial Expansion

NEW PumpEng Tough Submersible Pumps

Dewatering Strategic Focus is Working

Accelerating Growth Through Strategic Acquisitions

- **Location:** Cota, Cundinamarca – Colombia (Bogotá Region)
- **People:** 400 employees
- **Facilities:** Colombia (foundry and manufacturing), Mexico / Argentina / Brazil (assembly), Guatemala / Panama / Ecuador / Peru / Chile (warehousing)
- **Key Markets:** Construction, Firefighting, Agriculture, Municipal, Industrial, Residential

BARNES de Colombia S.A. | WDM PUMPS



Strategic Fit for Franklin Electric			
Portfolio addresses LATAM trends of Urbanization & Vertical Living (Wastewater, Pressure Systems, Surface Pumping)	**Synergies in 2 of our largest markets with Barnes/WDM products**	**Supply Chain Synergies:** Shared supplier base provides opportunity for better scale	**Vertically integrated within Americas** (Foundry, Machining, Assembly)

Franklin Electric



Franklin Electric Segment Overview (Revenue FY 2024)

WATER SYSTEMS
$1,184M (55%)


GROUNDWATER
49%
CONDENSATE & OTHER INDUSTRIAL
18%
LARGE DEWATERING
12%
WATER TREATMENT
15%
GREYWATER
6%

DISTRIBUTION
$686M (32%)


WATER WELL
WASTEWATER
ACCESSORIES
DRILLING SUPPLIES
COMMERCIAL & INDUSTRIAL
IRRIGATION
WATER TREATMENT

ENERGY SYSTEMS
$274M (13%)


EVO
FUELING HARDWARE
78%
CRITICAL ASSET MONITORING
22%

Global Presence & Opportunity

On a daily basis, the world uses…

~3 Trillion gallons of **fresh water**

~1 Billion gallons of **fuel**

To meet this demand, Franklin Electric **produces 20,000 pumps, motors, drives, and controls daily**

Global Footprint

~6,500 employees

~20 countries

6 continents



Source: Franklin Electric 2024 Sustainability Report



Water Systems

Water Transfer/Pumping Systems



- A leading global provider of complete water systems, including water well pumping systems, HVAC condensate removal, agricultural pumping systems, sump, sewage and effluent pumps, mobile pumping systems, and control systems.
- Serving markets of residential, agriculture & irrigation, mining, municipal and wastewater, and commercial & industrial.

Water Treatment

AQUA SYSTEMS® | PURONICS® | Hellenbrand | AVID WATER SYSTEMS | STERLING WATER TREATMENT | B&R Industries, Inc. | Waterite | First 1 Sales | Action Mfg. & Supply, Inc. WHOLESALE WATER TREATMENT EQUIPMENT

- Provider of high-quality water treatment systems, including softeners, iron filters, reverse osmosis drinking water systems, and more, for residential, commercial and industrial applications
- Sold through high value sales channels including direct-to-consumer retail outlets, plumbing/wholesale, groundwater distribution, and robust network of water quality dealers
- Sales have grown with nine acquisitions since 3Q 2019
- High fragmentation of water treatment providers in North America provide opportunities for further consolidation, ripe for streamlining operations and expanding operating income



Distribution

Headwater Companies



DRILLING
WASTEWATER
WATER TREATMENT
TURF
COMMERCIAL

The Leading Source in Water Systems Distribution

Headwater Companies invests in and operates wholesale distribution companies serving professional contractors in residential, agricultural and commercial, industrial and municipal markets.

On-Site Inventory Program

Headwater Companies has developed the On-Site Inventory ("OSI") program for its professional contractors to address their working capital and product availability challenges. The OSI program is a value-added benefit to Headwater customers that allows them to focus their time and attention on growing and investing in their businesses.

Companies Acquired



HEADWATER
2017
2018
2019
2020
2021
2022
2023
2024
VALLEY FARMS SUPPLY
BLAKE
2M
DSI
HEADWATER
MILAN
GICON
HEADWATER

Footprint (90 Branches & 400+ OSI Locations)



HEADWATER
COMPANIES
Branch locations



Energy Systems

Energy Systems

Leader in fuel pumping, containment, and monitoring and control systems

Fuel Systems

- Advances in petroleum piping and containment systems, electronic leak detection, and overfill protection enable providers to safely keep up with the world's liquid fuel needs.
- Continued rise of global vehicle use leading to more investment in fueling stations and increased demand for supportive infrastructure across both ICEs and EVs.

Grid Solutions

- Intelligent electronic devices designed for online monitoring of the power utility, rail, hydroelectric, telecommunication, and data center infrastructure.

Advantageous Position In Transitioning Market

Global passenger vehicle fleet by drivetrain - Economic Transition Scenario


Billion
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
2015
2020
2025
2030
2035
2040
Battery electric
Plug-in hybrid
Fuel cell
Hybrid
Internal combustion

*Bloomberg NEF EV Outlook 2022









Corporate Stewardship

Our Vision
To be an indispensable partner to our customers

Our Goal
To accomplish these objectives in ways that deliver value to our customers and shareholders

Commitment to Safety
Promote a culture of continuous health and safety training
- Engagement across all levels
- Prioritize employee health and wellness
- Active progress monitoring by Senior Management

Operational Integrity
Ensuring proper practices and ethics throughout our business and relationships
- Hold employees and suppliers to high standards
- Continue to improve supply chain transparency

Franklin Electric

Continuous Improvement
Measure ESG impact & drive improvement
- Decouple growth from negative environmental impacts
- Promote diversity and inclusion initiatives
- Highlight culture of continuous training and improvement
- Published annual Sustainability Reports since October 2020

Board-Level Oversight
Executive-led ESG committee focused on sustainability initiatives and driving improvement of metrics against targets
- Establish transparency around ESG measures
- Integrate ESG into Long Range Planning process

Corporate strategy aligned with ESG principles; Focus on increasing transparency

Franklin Electric



Financial Performance Summary



Franklin Electric

Financial Performance Summary[2]

Consolidated Sales ($M)


$1,247
$1,662
$2,044
$2,065
$2,021
2020
2021
2022
2023
2024

EPS


$2.14
$3.25
$3.97
$4.11
$3.86
2020
2021
2022
2023
2024

13%
NET REVENUE CAGR FY2020-2024

15%
EPS CAGR FY2020-2024

16.0%
ROIC[1] 2024

[1] ROIC based on after-tax calculation [2] Non-GAAP financial metrics referenced in this slide include ROIC. A reconciliation to comparable U.S. GAAP measures can be found herein.



Cash Generation & Returns[4]

Net Income ($M)


$101
$155
$189
$195
$182
2020
2021
2022
2023
2024

Free Cash Flow ($M)[1]


$189
$101
$60
$276
$221
2020
2021
2022
2023
2024

Free Cash Flow Conversion


187%
65%
32%
142%
122%
2020
2021
2022[3]
2023[3]
2024

ROIC[2]


12.6%
13.8%
16.4%
17.2%
16.0%
2020
2021
2022
2023
2024

[1] FCF = Cash Flow from Operations less net CAPEX [2] ROIC net of cash based on after-tax calculation [3] Invested in Working Capital in 2021 and 2022 to support strong growth [4] Non-GAAP financial metrics referenced in this slide include free cash flow and conversion and ROIC. A reconciliation to comparable U.S. GAAP measures can be found herein.



Franklin Electric

Performance by Segment[1,2,3]

WATER SYSTEMS	DISTRIBUTION	ENERGY SYSTEMS [4]
NET SALES	**NET SALES**	**NET SALES**
Q1 2025 YoY	**Q1 2025 YoY**	**Q1 2025 YoY**
$287.3M flat	$141.9M down 3%	$66.8M up 8%
(1% organic growth)	*(3% organic decline)*	*(8% organic growth)*
Full Year 2024 YoY	**Full Year 2024 YoY**	**Full Year 2024 YoY**
$1,184.0M down 2%	$685.5M up 2%	$273.7M down 8%
(1% organic decline)	*(1% organic decline)*	*(8% organic decline)*
MARKET OPPORTUNITY	**MARKET OPPORTUNITY**	**MARKET OPPORTUNITY**
>$12.0B	>$4.0B	>$1.3B

Strategic Rationale

Driving organic growth through product development and inorganic growth via product line extensions and geographic expansion across segments

[1] Market opportunity based on management estimates [2] Organic growth excludes acquisitions for one year and the net impact of foreign currency translation [3] Non-GAAP financial metrics referenced in this slide include organic sales growth. A reconciliation to comparable U.S. GAAP measures can be found herein. [4] Includes grid solutions

Franklin Electric



Non-GAAP Reconciliations



Non-GAAP Reconciliations

To supplement Franklin Electric's consolidated financial statements presented on a U.S. GAAP basis, the company discloses certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States.

Non-GAAP financial measures may enhance an understanding of the company's operations and may facilitate an analysis of those operations, particularly in evaluating performance from one period to another. Management believes that non-GAAP financial measures, when used in conjunction with the results presented in accordance with U.S. GAAP and the company's reconciliations to corresponding U.S. GAAP financial measures (which are included in the tables accompanying this presentation), may enhance an investor's overall understanding of the company's past financial performance and prospects for the future. Accordingly, management uses these non-GAAP measures internally in financial planning and to monitor business performance. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with U.S. GAAP.

Franklin Electric strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Non-GAAP financial measures used in this presentation include net debt/cash, net leverage (defined as net debt divided by EBITDA), return on invested capital, free cash flow and conversion, and organic sales growth.



Franklin Electric

Reconciliation of Non-GAAP Financial Measure

Total Debt to Net (Cash) Debt and Net Leverage
$ In millions

	As of December 31, 2024	As of March 31, 2025
Total debt	$ 129.4	$ 164.6
Less: cash and cash equivalents	(220.5)	(84.0)
Net (cash) debt	$ (91.1)	$ 80.6

	Three months ended March 31, 2025	Year ended December 31, 2024	Three months ended March 31, 2024	Twelve months ended March 31, 2025
Net income	$ 31.4	$ 194.7	$ 33.1	$ 193.0
Depreciation and amortization	14.4	52.3	13.8	52.9
Income tax expense	10.5	47.5	9.2	48.8
Interest expense	1.8	11.8	1.4	12.2
EBITDA	$ 58.1	$ 306.3	$ 57.5	$ 306.9
Net debt to EBITDA as of March 31, 2025				0.3



Franklin Electric

Reconciliation of Non-GAAP Financial Measure

Return on Invested Capital (ROIC)
$ In millions

Net Operating Income After Tax	2024	2023	2022	2021	2020
Operating income	$ 243.6	$ 262.4	$ 257.2	$ 189.2	$ 130.5
Income tax on operating income	56.0	52.5	54.0	37.8	27.9
Net operating income after tax (A)	$ 187.6	$ 209.9	$ 203.2	$ 151.4	$ 102.6
Total Invested Capital					
Current maturities of long-term debt and short-term borrowings	$ 117.8	$ 12.4	$ 126.8	$ 98.0	$ 2.6
Long-term debt	11.6	88.1	89.3	90.5	92.0
Total shareholders' equity	1,266.1	1,206.7	1,067.9	946.5	847.8
Total invested capital	1,395.5	1,307.2	1,284.0	1,135.0	942.4
Less: Cash and cash equivalents	(220.5)	(85.0)	(45.8)	(40.5)	(130.8)
Total invested capital, net of cash and cash equivalents (B)	$ 1,175.0	$ 1,222.2	$ 1,238.2	$ 1,094.5	$ 811.6
Return on invested capital (A / B)	16.0%	17.2%	16.4%	13.8%	12.6%



Franklin Electric

Reconciliation of Non-GAAP Financial Measure

Operating Cash Flow to Free Cash Flow
$ in millions

	Year Ended December 31,				
	2024	2023	2022	2021	2020
Cash flows from operating activities	$ 261.4	$ 315.7	$ 101.7	$ 129.8	$ 211.9
Cash flows from investing activities	$ (45.6)	$ (74.3)	$ (43.1)	$ (264.8)	$ (78.8)
Cash flows from financing activities	$ (74.1)	$ (192.2)	$ (48.5)	$ 50.9	$ (66.6)
Cash flows from operating activities	$ 261.4	$ 315.7	$ 101.7	$ 129.8	$ 211.9
Capital expenditures	(41.7)	(41.4)	(41.9)	(30.1)	(22.9)
Proceeds from sale of property, plant and equipment	1.2	1.5	-	1.0	-
Free cash flow	$ 220.9	$ 275.8	$ 59.8	$ 100.7	$ 189.0
Net income	$ 181.6	$ 194.7	$ 188.8	$ 155.0	$ 101.2
Free cash flow conversion	122%	142%	32%	65%	187%

Reconciliation of Non-GAAP Financial Measure
Reported sales growth to organic sales growth

	Net Sales Growth % as Reported	Acquisitions %	FX %	Organic Growth %*
Q1 2025				
Consolidated	**(1)**	**(1)**	**2**	**(1)**
Water	-	(2)	2	1
Energy	8	-	-	8
Distribution	(3)	-	-	(3)
Q4 YTD 2024				
Consolidated	**(2)**	**(2)**	**1**	**(3)**
Water	(2)	(1)	2	(1)
Energy	(8)	-	-	(8)
Distribution	2	(3)	-	(1)

*Totals may not foot due to rounding



THANK YOU

Russ Fleeger, Interim CFO

Franklin Electric Co., Inc.

InvestorRelations@FELE.com

260-827-5520